As filed with the Securities and Exchange Commission on March 11, 2005

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 E. Michigan St.
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Eric M. Banhazl
Advisors Series Trust
2020 East Financial Way, Suite 100
Glendora, CA 91741
(Name and address of agent for service)

414) 765-5340
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2004

Date of reporting period: December 31, 2004

Item 1. Report to Stockholders.

CAPITAL ADVISORS
GROWTH FUND

Annual Report
December 31, 2004

CAPITAL ADVISORS GROWTH FUND

January 31, 2005

Dear Shareholder,

Your Fund turned in a respectable performance in 2004, posting a total return of 12.52% for the year. By comparison, the Russell 1000 Growth Index and the S&P 500 Index increased 6.30% and 10.88% respectively over the same time period. Since the Fund did not make any taxable distributions to its shareholders in 2004 the returns presented above are net of all taxes and fees for shareholders that owned the Fund throughout the period, and did not sell as of December 31.

To elaborate briefly on the Fund’s tax status, there is one important “silver lining” that results from the timing of the Fund’s inception date on December 31, 1999. That silver lining takes the form of a sizable tax-loss carry forward embedded in the Fund as a result of the severe bear market that persisted throughout the first three years of the Fund’s existence.

While the realized investment losses the Fund accumulated during the bear market are in its past, the resulting tax-loss carry forward can serve to benefit Fund shareholders in the future. To put this deferred tax asset into perspective, the Fund finished calendar 2004 with $16.48 million in assets, while the tax-loss carry forward embedded in the Fund recently exceeded $9 million.

It seems reasonable to predict that the Fund might avoid taxable distributions to its shareholders for at least the next year or two, even if investment returns in the Fund are favorable over that time period. Such a dynamic would allow taxable investors in the Fund to enjoy “tax-free” returns in the event the Fund appreciates in value over the next couple of years, provided that realized gains within the Fund do not consume the entire tax loss carry forward over that time period.

Keep in mind that this discussion only applies to taxable distributions from the Fund. Taxable investors will still be responsible for any capital gains tax that results from the sale of Fund shares at a price that exceeds the investors’ original cost in the Fund shares.

In order to comply with industry regulations, please be advised that: performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less that their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 866-205-0523, or by visiting www.capitaladv.com. As of December 31, 2004, the trailing 5-year average annualized returns for the Fund, the Russell 1000 Growth Index and the S&P 500 Index were -6.73%, -9.29% and -2.30%, respectively. Due to the Fund’s inception date on December 31, 1999, the since-inception returns for the Fund and its respective benchmark indices through December 31, 2004 are the same as the 5-year returns quoted above.

2

CAPITAL ADVISORS GROWTH FUND

The ten largest holdings in the Fund as of December 31, 2004 were as follows:

Security	No. Shares	Cost/Share	Market/Share	Portfolio %
L-3 Communications	11,300	54.76	73.24	5.0
QUALCOMM	17,790	32.34	42.40	4.6
Apache Corp.	13,500	47.37	50.57	4.1
Anadarko Petroleum	10,500	61.15	64.81	4.1
Omnivision Technologies	36,500	20.54	18.35	4.1
Biogen Idec	10,000	44.15	66.61	4.0
Best Buy	11,200	41.87	59.42	4.0
Amgen	9,900	48.41	64.15	3.8
Dell, Inc.	15,000	28.83	42.14	3.8
XM Satellite Radio	16,000	23.77	37.62	3.6

Of the 32 common stocks held by the Fund as of December 31, 2004, the 10 largest holdings represented 41.1% of total investments.

PURCHASE and SALES

The three largest new positions in the Fund since the mid-year report include Apache Corp., Amazon.com, and United Parcel Service. The three largest positions that were eliminated from the Fund during the second half of the year were Research in Motion, Bed, Bath & Beyond, and First Data.

A brief review of the Fund’s top three new positions follows:

Apache Corp.

Apache is one of largest independent exploration and production companies in America. The company enjoys a well diversified production base with 40% of annual production coming from outside North America. Apache’s exploration pipeline includes a couple of recent “big-time” discoveries - one in Egypt, and another off the northern coast of Australia.

Every spike in energy prices prior to 2004 was driven by a disruption in supply. The recent surge in oil and gas prices has been driven by rising demand. In the mid-1980s global energy consumption averaged around 55 million barrels per day, while excess capacity throughout the industry stood at 15 million barrels per day. Today the world consumes 81 million barrels per day, while excess capacity is estimated to be just 2 million barrels at best, and maybe as little as 1 million barrels per day. This dynamic seems to imply two things - 1) Average prices throughout the energy sector might be meaningfully higher over the next 5-10 years relative to the last 10-20 years; and 2) The probability of an energy shock (i.e. price spikes north of $50-$60 per barrel) seems higher today than perhaps any time throughout history.

Stock market valuations throughout the oil and gas sector seem to imply a return to $30 oil in 2006 and beyond. If oil averages $35 per barrel or higher over the next few years, earnings estimates and stock prices might adjust higher in response. If oil prices average $40 per barrel or higher in coming years, upside potential might be substantial for well positioned companies in the sector like Apache.

3

CAPITAL ADVISORS GROWTH FUND

Amazon.com

Amazon is the world’s leading online retailer. Books, music and video account for around 75% of total sales, but the company is broadening its product offerings through third-party agreements with leading retail brands like Home Depot, Target and Toys ’R Us.

Jupiter Research estimates U.S. online retail sales reached $65 billion in 2004 and can grow to $117 billion by 2008. According to a recent Forrester Research report, the value of U.S. online sales might reach $229 billion by 2008. The Forrester report also predicted that over 63 million U.S. households might shop online by 2008.

Amazon’s international segment currently generates revenue in excess of $600 million per quarter. Internet World Statistics estimates that Internet penetration throughout Europe is about 32% of the population, while penetration is just 7% throughout Asia. These figures compare to 68% penetration in the United States. Moreover, many of these Internet connections are still of the narrow-band, dial-up variety. A combination of increased Internet penetration generally, and the conversion of existing narrow-band connections to much faster broadband access, seems capable of driving rapid growth in Amazon’s addressable market opportunity for many years into the future.

An increasing number of “bricks-and-mortar” retailers are outsourcing their online retail initiatives to Amazon. This suggests to us that the infrastructure Amazon has in place for fulfilling Internet-based commerce is a major strategic asset. By leveraging its warehousing and distribution infrastructure to deliver goods that have been marketed and inventoried by third-party vendors, Amazon enjoys the dual benefit of higher gross margins and increased traffic on its website.

The spread between Amazon’s cost of capital and its return on capital is well beyond the typical structure of most retail business models. We believe Amazon’s return on total capital can continue to improve toward the mid-20% range as partnership revenue becomes an increasing percentage of total sales, and as normal economies-of-scale benefits emerge from the company’s business model.

United Parcel Service

UPS is the world’s largest integrated air and ground package delivery carrier with service in over 200 countries worldwide. The Fund was attracted to UPS for its apparent leverage to an improving economy, and for the company’s demonstrated history of consistent earnings growth supported by one of corporate America’s strongest balance sheets.

4

CAPITAL ADVISORS GROWTH FUND

The Fund has since liquidated its entire position in UPS following the company’s fourth quarter earnings release, in which it became apparent that UPS’s ground shipment network was losing considerable market share to FedEx, and other rivals. Although we are disappointed the Fund’s commitment to UPS turned out to be so short lived, the Fund made a modest profit on its investment in UPS in the end.

WINNERS and LOSERS

The three stocks that benefited the Fund’s performance most significantly during the second half of the year were Chicago Mercantile Exchange Holdings, XM Satellite Radio, and Omnivision Technologies.

Chicago Mercantile Exchange performed well throughout 2004 due to surging earnings triggered by a combination of robust transaction volume among the futures and options contracts the company services, and a transition of this order flow to electronic execution, which produces higher profit margins for the company versus the traditional open-outcry execution it replaces.

XM Satellite Radio benefited from rapid subscriber growth throughout the year. Although most analysts predict the company will not turn its first profit until 2006, or later, the brisk pace with which consumers have adopted the service thus far seems to offer strong support for the long-term viability of the satellite radio business model.

The Fund enjoyed a meaningful recovery in the value of its position in Omnivision Technologies during the second half of the year. The benefit to the Fund from this investment was magnified because the Fund accumulated more shares in the company following a significant drop in the stock price due to an earnings disappointment earlier in the year.

Three stocks that detracted from the Fund’s return most substantially during the final six months of the year were Cisco Systems, UTStarcom, and Intel.

In the case of Cisco and Intel, the Fund remains committed to these global leaders in two of the most important sub-sectors of technology - networking systems and microprocessor technologies. The stocks of Cisco and Intel will likely always be volatile due to intense competition within the markets they serve, and due to the prolific product cycles that characterize their respective industries. However, we see no evidence today of a disruptive force powerful enough to upend the leadership positions these companies currently enjoy.

The Fund elected not to exercise such patience in the case of UTStarcom. The company’s third quarter earnings report was extremely disappointing to analysts and investors like the Fund who had expected much healthier earnings growth. However, the Fund’s decision to sell UTStarcom had less to do with this particular earnings miss, and more to do with a perceived change in the strategic direction of the company that emerged from conversations with management in the weeks leading up to the third quarter earnings release.

5

CAPITAL ADVISORS GROWTH FUND

OUTLOOK
Our analysis of market fundamentals as of January 2005 suggests that valuation in the stock market seems fair - neither overvalued nor undervalued. The outlook for each of the key drivers of stock market performance - corporate profits, interest rates, and the economy - seems healthy enough to offer decent odds that stocks can outperform bonds for a third consecutive year in 2005.

With stocks beginning the year from a position of fair valuation, rather than undervaluation, expectations for stock market returns should be tempered to a range of 7% - 11%, in our opinion, with anything in excess of this range representing a pleasant surprise.

The Fund’s large cap growth investment discipline, which emphasizes large-cap and mid-cap growth stocks, might be well positioned relative to other sub-sectors of the stock market like small-cap stocks or cyclical stocks. One way to quantify this belief is to compare the average price-to-earnings (P/E) ratio of the 20 largest stocks in the S&P 500 Index (a group typically populated with many stocks categorized as “large-cap growth”) to the P/E ratio for the index as a whole.1 A recent study of FactSet data conducted by Smith Barney Equity Strategy demonstrated that P/E ratios for this group of 20 giants recently reached a discount to the overall average for the index that has been approached only twice in the last 20 years - once in 1986 and again in 1992.

In each of the two previous instances when the largest stocks in the S&P 500 Index traded at a discount to the rest of the index the discrepancy reversed itself in relatively short order. In fact, over the entire 20-year period measured in the study, the average P/E differential for the top-20 stocks relative to the rest of the market was a five percent premium for the group of 20.

The message from this Citigroup study is similar to that which emerged from investigations Capital Advisors conducted internally utilizing data from Morningstar and Value Line - specifically, that many large-cap growth stocks seem to offer the best relative value in the stock market today.

We can’t conclude this message without the disclaimer that just because one particular sub-sector of the stock market appears undervalued relative to the others it is somehow immune from disappointment. The old saying applies that markets can remain irrational longer than most investors can remain solvent. Suffice it to say, however, that we like the odds for the stock market as a whole in 2005, and we are particularly comfortable with the prospects for the large-cap growth investment discipline we execute within the Fund.

________________________
1	As of 12/31/04 the Fund’s holdings included 5 of the 20 companies included in this study -Microsoft, IBM, Intel, Cisco and Dell. The other companies included in the top-20 were General Electric, Exxon Mobil, Citigroup, Wal-Mart, Pfizer, Johnson & Johnson, Bank of America, American Int’l, Group, Procter & Gamble, JPMorgan Chase, Altria Group, Verizon Communications, ChevronTexaco, Wells Fargo, and Coca-Cola.

6

CAPITAL ADVISORS GROWTH FUND

As always, we appreciate the trust you have placed with the Capital Advisors Growth Fund.

Richard E. Minshall Chief Investment Officer Capital Advisors Growth Fund Chairman, Capital Advisors, Inc	Keith C. Goddard, CFA Portfolio Manager Capital Advisors Growth Fund President & CEO, Capital Advisors, Inc.

Investment performance reflects voluntary fee waivers in effect. In the absence of such waivers, total return would be reduced.

Opinions expressed are those of Richard E. Minshall and Keith C. Goddard, and are subject to change, are not guaranteed, and should not be considered recommendations to buy or sell any security.

The S&P 500 Index is an unmanaged, capitalization-weighted index of 500 stocks designed to represent the broad domestic economy. The Russell 1000 Growth Index is a market-cap weighted index of common stocks incorporated in the U.S. and its territories. This index measures the performance of those 1,000 companies with higher price-to-book ratios and higher forecasted growth values. Indices are not available for direct investment and do not incur expenses.

Fund holdings and/or sector weightings are subject to change and should not be considered a recommendation to buy or sell a security.

Growth stocks typically are more volatile than value stocks, however, value stocks have a lower expected growth rate in earnings and sales. The Fund is non-diversified, meaning it concentrates its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund.

The term “price-earnings ratio (“P/E”)”, when used in this letter, refers to a frequently utilized metric for measuring valuation in the stock market. A stock with a high P/E ratio might be considered expensive relative to a stock with a low P/E ratio. The figure is calculated by dividing a company’s stock price by its earnings per share.

The term “earnings per share,” when used in this letter, refers to a commonly utilized measurement of company profits. It is calculated by dividing a company’s net income by its common shares outstanding.

Must be preceded or accompanied by a current prospectus. Please read it carefully before you invest.

The Fund is distributed by Quasar Distributors, LLC. 02/05

7

CAPITAL ADVISORS GROWTH FUND

	Average Annual Total Return[1]

	One Year	Five Year	Since Inception (12/31/99)
Capital Advisors Growth Fund	12.52%	(6.73%)	(6.73%)
S&P 500 Index	10.88%	(2.30%)	(2.30%)
Lipper Large-Cap Growth Fund Index	7.45%	(9.72%)	(9.72%)

Performance data quoted represents past performance and is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-866-205-0523.

Returns reflect reinvestment of dividends and capital gains distributions. Fee waivers are in effect. In the absence of fee waivers, returns would be reduced. The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gains distributions, or redemption of Fund shares. Indices do not incur expenses and are not available for investment.

1	Average Annual Total Return represents the average change in account value over the periods indicated.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.

8

CAPITAL ADVISORS GROWTH FUND

The Lipper Large-Cap Growth Fund Index is comprised of funds that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. Large-Cap Growth funds normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in a major unmanaged stock index. These funds will normally have an above-average price-to-earnings ratio, price-to-book ratio, and three-year earnings growth figure, compared to the U.S. diversified large-cap funds universe average. The funds in this index have a similar investment objective as the Capital Advisors Growth Fund.

EXPENSE EXAMPLE at December 31, 2004 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (7/1/04 - 12/31/04).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses, with actual net expenses being limited to 1.50% per the advisory agreement. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. The example below includes, but is not limited to, management fees, 12b-1 fees, fund accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare

9

CAPITAL ADVISORS GROWTH FUND

EXPENSE EXAMPLE at December 31, 2004 (Unaudited), Continued

the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/04	Ending Account Value 12/31/04	Expenses Paid During Period 7/1/04 - 12/31/04*

Actual	$1,000.00	$1,093.00	$7.89

Hypothetical (5% return	$1,000.00	$1,017.60	$7.61
before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 184 (days in most recent fiscal half-year)/366 days to reflect the one-half year expense.

10

CAPITAL ADVISORS GROWTH FUND

ALLOCATION OF PORTFOLIO ASSETS - December 31, 2004 (Unaudited)

11

CAPITAL ADVISORS GROWTH FUND

SCHEDULE OF INVESTMENTS at December 31, 2004

Shares	COMMON STOCKS - 98.5%	Market Value
	Aerospace & Defense - 7.3%
11,500	Empresa Brasileira de Aeronautica SA- ADR*	$384,560
11,300	L-3 Communications Holdings, Inc.	827,612
		1,212,172
	Air Freight & Logistics - 3.2%
6,145	United Parcel Service,Inc.	525,152

	Beverages - 2.0%
7,100	Constellation Brands,Inc. - Class A*	330,221

	Biotechnology - 7.9%
9,900	Amgen, Inc.*	635,085
10,000	Biogen Idec, Inc.*	666,100
		1,301,185
	Communications Equipment - 9.5%
26,140	Avaya, Inc.*	449,608
19,000	Cisco Systems, Inc.*	366,700
17,790	QUALCOMM, Inc.	754,296
		1,570,604
	Computers & Peripherals - 5.3%
15,000	Dell, Inc.*	632,100
2,500	International Business Machines Corp.	246,450
		878,550
	Consumer Finance - 1.9%
5,600	American Express Co.	315,672

	Diversified Financial Services - 2.2%
1,600	Chicago Mercantile Exchange Holdings, Inc.	365,920

	Electronic Equipment & Instruments - 3.0%
7,500	CDW Corp.	497,625

	Health Care Equipment & Supplies - 5.7%
6,750	Alcon, Inc.#	544,050
8,000	Medtronic, Inc.	397,360
		941,410

See Notes to Financial Statements.

12

CAPITAL ADVISORS GROWTH FUND

SCHEDULE OF INVESTMENTS at December 31, 2004, Continued

Shares		Market Value
	Hotels, Restaurants & Leisure - 2.8%
13,490	International Game Technology	$463,786

	Internet & Catalog Retail - 6.7%
12,275	Amazon.Com, Inc.*	543,660
4,900	eBay, Inc.*	569,772
		1,113,432
	IT Services - 2.1%
9,300	CheckFree Corp.*	354,144

	Media - 3.6%
16,000	XM Satellite Radio Holdings, Inc. - Class A*	601,920

	Oil & Gas - 10.8%
10,500	Anadarko Petroleum Corp.	680,505
13,500	Apache Corp.	682,695
12,000	Suncor Energy, Inc.*#	424,800
		1,788,000
	Pharmaceuticals - 5.4%
8,835	Abbott Laboratories	412,153
9,340	Novartis AG - ADR	472,043
		884,196
	Semiconductor & Semiconductor Equipment - 7.3%
22,860	Intel Corp.	534,695
36,500	Omnivision Technologies, Inc.*	669,775
		1,204,470
	Software - 3.2%
19,760	Microsoft Corp.	527,790

	Specialty Retail - 8.6%
11,200	Best Buy Co., Inc.	665,504
10,000	Tiffany & Co.	319,700
12,300	Williams-Sonoma, Inc.*	430,992
		1,416,196

	Total Common Stocks (Cost $13,739,177)	16,292,445

See Notes to Financial Statements.

13

CAPITAL ADVISORS GROWTH FUND

SCHEDULE OF INVESTMENTS at December 31, 2004, Continued

Shares	SHORT-TERM INVESTMENTS - 1.7%	Market Value
279,319	SEI Daily Income Trust - Government B
	(Cost $279,319)	$279,319
	Total Investments in Securities
	(Cost $14,018,496) - 100.2%	16,571,764
	Liabilities in Excess of Other Assets - (0.2)%	(37,240)
	Net Assets - 100.0%	$16,534,524

*	Non-income producing security.
#	U.S. security of foreign issuer.
ADR	American Depository Receipt

See Notes to Financial Statements.

14

CAPITAL ADVISORS GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES at December 31, 2004

ASSETS
Investments in securities, at value
(identified cost $14,018,496)	$16,571,764
Cash	115
Receivables
Dividends and interest	8,904
Fund shares sold	125
Prepaid expenses	9,667
Total assets	16,590,575

LIABILITIES
Payables
Fund shares redeemed	14,110
Distribution fees	3,464
Administration fees	2,771
Due to advisor	5,184
Audit fees	15,046
Fund accounting fees	3,904
Transfer agent fees	3,235
Trustee fees	3,131
Accrued other expenses	5,206
Total liabilities	56,051

NET ASSETS	$16,534,524

Net asset value, offering and redemption price per share
[$16,534,524 / 1,171,574 shares outstanding;
unlimited number of shares (par value $0.01) authorized]	$14.11

COMPONENTS OF NET ASSETS
Paid-in capital	$23,934,930
Accumulated net realized loss on investments	(9,953,674)
Net unrealized appreciation on investments	2,553,268
Net assets	$16,534,524

See Notes to Financial Statements.

15

CAPITAL ADVISORS GROWTH FUND

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2004

INVESTMENT INCOME
Income
Dividends (net of foreign withholding taxes of $3,472)	$131,949
Interest	2,907
Total Income	134,856
Expenses
Advisory fees (Note 3)	111,827
Distribution fees (Note 4)	37,276
Administration fees (Note 3)	30,480
Professional fees	22,418
Fund accounting fees	21,045
Transfer agent fees	19,195
Trustee fees	10,155
Registration fees	7,444
Custody fees	6,137
Shareholder reporting	5,106
Miscellaneous	3,894
Insurance	2,329
Total expenses	277,306
Less: advisory fee waiver (Note 3)	(53,605)
Net expenses	223,701
Net investment loss	(88,845)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain from investments	400,164
Net change in unrealized appreciation on investments	1,511,431
Net realized and unrealized gain on investments	1,911,595
Net Increase in Net Assets
Resulting from Operations	$1,822,750

See Notes to Financial Statements.

16

CAPITAL ADVISORS GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2004	Year Ended December 31, 2003

NET INCREASE IN NET ASSETS FROM:
OPERATIONS
Net investment loss	$(88,845)	$(88,796)
Net realized gain/(loss)
from investments	400,164	(393,124)
Net change in unrealized
appreciation on investments	1,511,431	3,795,360
Net increase in net assets
resulting from operations	1,822,750	3,313,440

TRANSACTIONS IN SHARES OF
BENEFICIAL INTEREST
Net increase in net assets derived from
net change in outstanding shares (a)	403,048	675,470
Total increase in net assets	2,225,798	3,988,910

NET ASSETS
Beginning of year	14,308,726	10,319,816
End of year (including undistributed
net investment income of $0 and
$0, respectively)	$16,534,524	$14,308,726

a) A summary of share transactions is as follows:

	Year Ended December 31, 2004		Year Ended December 31, 2003

	Shares	Paid in Capital	Shares	Paid in Capital

Shares sold	236,060	$ 3,012,213	263,722	$ 2,892,699
Shares redeemed	(205,534)	(2,609,165)	(218,532)	(2,217,229)
Net increase	30,526	$ 403,048	45,190	$ 675,470

See Notes to Financial Statements.

17

CAPITAL ADVISORS GROWTH FUND
FINANCIAL HIGHLIGHTS
For a share outstanding throughout the year

	Year Ended December 31,
	2004	2003	2002	2001	2000
Net asset value,
beginning of year	$12.54	$9.42	$13.14	$17.30	$20.00

Income from investment
operations:
Net investment loss	(0.08)	(0.08)	(0.09)	(0.13)	(0.16)
Net realized and
unrealized gain/(loss)
on investments	1.65	3.20	(3.63)	(4.03)	(2.54)
Total from investment
operations	1.57	3.12	(3.72)	(4.16)	(2.70)

Net asset value,
end of year	$14.11	$12.54	$9.42	$13.14	$17.30

Total return	12.52%	33.12%	(28.31%)	(24.05%)	(13.50%)

Ratios/supplemental data:
Net assets, end of
year (thousands)	$16,535	$14,309	$10,320	$16,006	$17,191
Ratio of expenses to
average net assets:
Before expense
reimbursement	1.86%	2.10%	1.90%	1.82%	1.75%
After expense
reimbursement	1.50%	1.50%	1.50%	1.50%	1.49%
Ratio of net investment
loss to average net assets:
After expense
reimbursement	(0.60%)	(0.78%)	(0.83%)	(1.08%)	(1.12%)
Portfolio turnover rate	73.38%	58.95%	61.66%	58.16%	49.39%

See Notes to Financial Statements.

18

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2004

NOTE 1 - ORGANIZATION

The Capital Advisors Growth Fund (the “Fund”) is a series of shares of beneficial interest of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund began operations on January 1, 2000. The investment objective of the Fund is to seek long-term growth of capital.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: The Fund’s investments are carried at fair value. Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter (“OTC”) securities which are not traded in the NASDAQ National Market System shall be valued at the most recent trade price. Securities for which market quotations are not readily available, if any, are valued following procedures approved by the Board of Trustees. Short-term investments are valued at amortized cost, which approximates market value.

B.	Federal Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C.	Security Transactions, Dividends and Distributions: Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differs from accounting principles generally accepted in the United States of America. To the extent these book/tax differences are permanent such amounts are reclassified within the capital accounts based on their Federal tax treatment.

19

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2004, Continued

D.	Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

E.	Reclassification of Capital Accounts. The Fund accounts and reports for distributions to shareholders in accordance with the American Institute of Certified Public Accountant’s Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital and Return of Capital Distributions by Investment Companies. For the year ended December 31, 2004, the Fund decreased accumulated net investment loss and decreased paid-in capital by $88,845, respectively.

NOTE 3 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS
WITH AFFILIATES

For the year ended December 31, 2004, Capital Advisors, Inc. (the “Advisor”) provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.75% based upon the average daily net assets of the Fund. For the year ended December 31, 2004, the Fund incurred $111,827 in advisory fees.

20

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2004, Continued

The Fund is responsible for its own operating expenses. The Advisor has agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund’s aggregate annual operating expenses to 1.50% of average net assets. Any such reduction made by the Advisor in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years, but is permitted to look back five years and four years, respectively, during the initial six years and seventh year of the Fund’s operations. Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses. For the year ended December 31, 2004, the Advisor reduced its fees and absorbed Fund expenses in the amount of $53,605; no amounts were reimbursed to the Advisor. Cumulative expenses subject to recapture pursuant to the aforementioned conditions amounted to $255,172 at December 31, 2004. Cumulative expenses subject to recapture expire as follows:

Year	Amount
2005	$83,528
2006	118,039
2007	53,605
$255,172

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Fund’s Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals. For its services, the Administrator receives a monthly fee at the following annual rate:

Fund asset level	Fee rate
Less than $15 million	$30,000
$15 million to less than $50 million	0.20% of average daily net assets
$50 million to less than $100 million	0.15% of average daily net assets
$100 million to less than $150 million	0.10% of average daily net assets
More than $150 million	0.05% of average daily net assets

21

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2004, Continued

For the year ended December 31, 2004, the Fund incurred $30,480 in administration fees.

U.S. Bancorp Fund Services, LLC also serves as the Fund Accountant and Transfer Agent to the Fund. U.S. Bank, N.A., an affiliate of U.S. Bancorp Fund Services, LLC, serves as the Fund’s custodian.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator.

Certain officers of the Fund are also officers of the Administrator and the Distributor.

NOTE 4 - DISTRIBUTION COSTS

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”). The Plan permits the Fund to pay for distribution and related expenses at an annual rate of up to 0.25% of the Fund’s average daily net assets annually. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund. Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred. Pursuant to a distribution coordination agreement adopted under the Plan, distribution fees are paid to the Advisor as “Distribution Coordinator”. For the year ended December 31, 2004, the Fund paid the Distribution Coordinator $37,276.

NOTE 5 - PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2004, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $11,133,288 and $10,725,606 respectively.

NOTE 6 - INCOME TAXES

Net investment income/(loss) and net realized gains/(losses) differ for financial statement and tax purposes due to differing treatments of wash sale losses deferred and losses realized subsequent to October 31 on the sale of securities.

22

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2004, Continued

As of December 31, 2004, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments	$14,018,496

Gross tax unrealized appreciation	$3,278,765
Gross tax unrealized depreciation	(725,497)
Net tax unrealized appreciation	$2,553,268

Undistributed ordinary income	$—
Undistributed long-term capital gain	—
Total distributable earnings	$—
Other accumulated gains/(losses)	$(9,953,675)
Total accumulated earnings/(losses)	$(7,400,407)

The Fund had post October losses of $14,558.

The Fund had a capital loss carryforward of ($9,939,117) which expires as follows:

Year	Amount
2008	$(16,272)
2009	(2,986,224)
2010	(6,640,280)
2011	(296,341)
$(9,939,117)

There were no distributions paid during the years ended December 31, 2004 and 2003.

23

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
Advisors Series Trust
Milwaukee, Wisconsin

We have audited the accompanying statement of assets and liabilities of Capital Advisors Growth Fund, a series of Advisors Series Trust, including the schedule of investments, as of December 31, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended December 31, 2002 were audited by other auditors whose report dated February 21, 2003 expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Capital Advisors Growth Fund as of December 31, 2004, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
February 18, 2005

24

CAPITAL ADVISORS GROWTH FUND

NOTICE TO SHAREHOLDERS at December 31, 2004 (Unaudited)

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-205-0523 or on the SEC’s website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12-Month Period Ended June 30, 2004

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-866-205-0523. Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Information included in the Fund’s N-Q is also available by calling 1-866-205-0523.

25

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

This chart provides information about the Trustees and Officers who oversee your Fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

INDEPENDENT TRUSTEES

Name, Age Address Position held with Fund Principal Occupation(s) and other Directorships during past five years	Trustee of Fund Since	Number of Portfolios Overseen in Fund Complex*

Walter E. Auch, Born 1921	1997	1
2020 E. Financial Way
Glendora, CA 91741
Trustee
Management Consultant.
Other Directorships: Nicholas-Applegate Funds,
Citigroup, Pimco Advisors, LLP and Senele Group

James Clayburn LaForce, Born 1928	2002	1
2020 E. Financial Way
Glendora, CA 91741
Trustee
Dean Emeritus, John E. Anderson Graduate School of Management,
University of California, Los Angeles.
Other Directorships: The Payden & Rygel Investment Group,
The Metzler/Payden Investment Group, Black Rock Funds, Jacobs
Engineering, Arena Pharmaceuticals, Cancervax

Donald E. O’Connor, Born 1936	1997	1
2020 E. Financial Way
Glendora, CA 91741
Trustee
Financial Consultant, formerly Executive Vice President
and Chief Operating Officer of ICI Mutual Insurance
Company (until January, 1997).
Other Directorships: The Forward Funds

George J. Rebhan, Born 1934	2002	1
2020 E. Financial Way
Glendora, CA 91741
Trustee
Retired; formerly President, Hotchkis and Wiley Funds (mutual funds)
from 1985 to 1993.
Trustee: E*Trade Funds

George T. Wofford III, Born 1939	1997	1
2020 E. Financial Way
Glendora, CA 91741
Trustee
Senior Vice President, Information Services, Federal Home Loan Bank
of San Francisco.
Other Directorships: None

26

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

INTERESTED TRUSTEES AND OFFICERS

Name, Age Address Position held with Fund Principal Occupation(s) and other Directorships during past five years	Trustee of Fund Since	Number of Funds in Complex Overseen By Trustee

Eric M. Banhazl, Born 1957	1997	1
2020 E. Financial Way
Glendora, CA 91741
Interested Trustee, President
Senior Vice President, U.S. Bancorp Fund Services, LLC, the Fund’s
administrator (since July 2001); Treasurer, Investec Funds; formerly,
Executive Vice President, Investment Company Administration,
LLC (“ICA”) (The Fund’s former administrator).

Robert M. Slotky, Born 1947	1997	1
2020 E. Financial Way
Glendora, CA 91741
Chief Compliance Officer
Vice President, U.S. Bancorp Fund Services, LLC, the Fund’s
administrator (since July 2001); formerly Senior Vice President,
ICA (the Fund’s former administrator).

Rodney A. DeWalt, Born 1967	2003	1
615 E. Michigan Street
Milwaukee, WI 53202
Secretary
Legal and Compliance Administrator, U.S. Bancorp Fund Services,
LLC (since January 2003); Thrivent Financial for Lutherans from 2000 to 2003; Attorney Private Practice, 1997 to 2000.

Douglas G. Hess, Born 1967	2003	1
615 E. Michigan Street
Milwaukee, WI 53202
Treasurer
Vice President Compliance and Administration, U.S. Bancorp Fund
Services, LLC (since March 1997).

*	The Trust is comprised of numerous portfolios managed by unaffiliated investment advisors. The term “Fund Complex” applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment advisor with any other series.

27

Advisor
Capital Advisors, Inc.
320 Boston Street
Tulsa, Oklahoma 74103

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian
U.S. Bank, N.A.
425 Walnut Street
Cincinnati, Ohio 45202

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
1-866-205-0523

Legal Counsel
Paul, Hastings, Janofsky & Walker, LLP
55 Second Street, 24th Floor
San Francisco, California 94105

Independent Registered Public Accounting Firm
Tait, Weller & Baker
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “other services” provided by the principal accountant. The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2004	FYE 12/31/2003
Audit Fees	$13,500	$13,000
Audit-Related Fees	N/A	N/A
Tax Fees	$2,000	$2,000
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant. All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2004	FYE 12/31/2003
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Schedule of Investments.

Schedule of investments is included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s independent trustees serve as its nominating committee, however they do not make use of a nominating committee charter. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 15d-15(b) under the Securities Exchange Act of 1934, as amended.

There were no significant changes in the Registrant's internal controls or in other factors that occurred during the Registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(a)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Advisors Series Trust

By (Signature and Title)_/s/Eric M. Banhazl_______
Eric M. Banhazl, President

Date  3/7/05

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/Eric M. Banhazl_______
Eric M. Banhazl, President

Date  3/7/05_______________________________

By (Signature and Title)* /s/Douglas G. Hess_______
Douglas G. Hess, Treasurer

Date  3/7/05              ________________________

* Print the name and title of each signing officer under his or her signature.